Exhibit 10.2
Execution

VIRNETX HOLDING CORPORATION

AMENDMENT NO. 1 TO
SALES AGREEMENT

March 8, 2018

Cowen and Company, LLC
599 Lexington Avenue
New York, NY 10022

Ladies and Gentlemen:

Reference is made to the Sales Agreement, dated as of August 20, 2015 (the “Sales Agreement”), between Cowen and Company, LLC (“Cowen”) and VirnetX Holding Corporation, a Delaware corporation (the “Company”), pursuant to which the Company agreed to sell through Cowen, acting as agent and/or principal, shares of common stock, par value $0.0001 per share, of the Company. All capitalized terms used in this Amendment No. 1 to Sales Agreement between Cowen and the Company (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. Cowen and the Company agree as follows:

A.        Amendments to Sales Agreement. The Sales Agreement is amended as follows:

1.         The heading on page 1 of the Sales Agreement shall be amended such that the reference to “$35,000,000” shall be “$50,000,000”.

2.         The first sentence of the first paragraph of Section 1 of the Sales Agreement shall be amended such that the reference to “$35,000,000” shall be “$50,000,000”.

3.         The second paragraph of Section 1 of the Sales Agreement shall be replaced as follows:

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-206497), including a base prospectus, relating to certain securities, including the Common Stock, to be issued from time to time by the Company, and which incorporates by reference documents that the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Company has prepared and filed a prospectus supplement specifically relating to the Placement Shares having an aggregate offering price of up to $35,000,000 (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Company has furnished to Cowen, for use by Cowen, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to such Placement Shares. In addition, the Company has filed or will file, in accordance with the provisions of the Securities Act, with the Commission an additional sales agreement prospectus specifically relating to the Placement Shares having an aggregate offering price of up to $15,000,000 (the “Sales Prospectus”). The Company will make available to Cowen, for use by Cowen, copies of the Sales Prospectus included as part of the Registration Statement (as defined below). Except where the context otherwise requires, the registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B or 462(b) of the Securities Act, are herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, and the Sales Prospectus, including all documents incorporated therein by reference, each of which is included in the Registration Statement, as it or they may be supplemented by the Prospectus Supplement or by any additional prospectus supplement, in the form in which such prospectus and/or Prospectus Supplement and/or Sales Prospectus have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act, together with any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act regulations (“Rule 433”), relating to the Placement Shares that (i) is required to be filed with the Commission by the Company or (ii) is exempt from filing pursuant to Rule 433(d)(5)(i), in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g), is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to either the Electronic Data Gathering Analysis and Retrieval System or Interactive Data Electronic Applications (collectively “IDEA”).

4.         The first sentence of Section 3(a) of the Sales Agreement shall be amended such that the reference to “NYSE MKT LLC” shall be “NYSE American, LLC”.

5.         The first sentence of the Officer Certificate pursuant to Section 7(m) of the Sales Agreement shall be replaced as follows:

The undersigned, the duly qualified and elected                    , of VirnetX Holding Corporation (“Company”), a Delaware corporation, does hereby certify in such capacity and on behalf of the Company, pursuant to Section 7(m) of the Sales Agreement dated August 20, 2015, as amended on March [•], 2018 (as amended, the “Sales Agreement”) between the Company and Cowen and Company, LLC, that to the best of the knowledge of the undersigned.

B.         Company Filings. The Company shall file a sales agreement prospectus covering the offering, issuance and sale by the Company of Placement Shares having a maximum aggregate offering price of $15,000,000, reflecting this Amendment within two Business Days of the date hereof.

C.         No Other Amendments. Except as set forth in Part A above, all the terms and provisions of the Sales Agreement shall continue in full force and effect.

D.        Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed Agreement by one party to the other may be made by facsimile or other electronic transmission.

E.         Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws.

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If the foregoing correctly sets forth the understanding between us, please so indicate in the space provided below for that purpose.

Very truly yours,

VIRNETX HOLDING CORPORATION

By:	/s/ Kendall Larsen
Name: Kendall Larsen
Title: Chief Executive Officer

ACCEPTED as of the date first above written:

COWEN AND COMPANY, LLC

By:	/s/ Robert Sine
Name: Robert Sine
Title: Managing Director

[Signature Page – Amendment No. 1 to Sales Agreement]